Exhibit 99.5.1

INDEX TO UNAUDITED PRO-FORMA
CONSOLIDATED FINANCIAL STATEMENTS

Page
Introduction to Unaudited Pro-Forma Consolidated Financial Statements	1 - 2

Unaudited Pro-Forma Consolidated Balance Sheet
as of December 31, 2010	3 – 4

Unaudited Pro-Forma Consolidated Statements of Income and
Comprehensive Income for the Nine Months Ended December 31, 2010	5

Unaudited Pro-Forma Consolidated Statements of Income and
Comprehensive Income for the Year Ended March 31, 2010	6

INTRODUCTION TO UNAUDITED PRO-FORMA

CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro-forma consolidated financial statements give effect to (i) the sale of 2,291,100 shares of common stock of Studio II Brands, INC. (the “Company” or “Studio II”) for $218,676 including the repayment of the balance of stockholder’s loan to Hippo Lace Limited (“HLL”), (ii) the acquisition (“Acquisition”) of HLL and its subsidiary Legend Sun Limited (“Legend Sun”) by the Company.

The following unaudited pro-forma consolidated financial statements and accompanying notes should be read in conjunction with:

-	audited consolidated financial statements and related notes of HLL at March 31, 2010 and from December 11, 2009 (date of inception) through March 31, 2010 (Exhibit 99.1);

- audited financial statements and related notes of Legend Sun at March 31, 2010 and from December 11, 2009 (date of inception) through March 31, 2010 (Exhibit 99.8);

-	audited consolidated historical financial statements and related notes of HLL at December 31, 2010 and for the nine months period from April 1, 2010 through December 31, 2010 (Exhibit 99.2.1);
-	audited financial statements of the Company at March 31, 2010 and for the year then ended (Exhibit 99.3);
-	unaudited financial statement of the Company for the nine months ended December 31, 2010 (Exhibit 99.4.1).

The Share Exchange Transaction

Closing of the exchange transaction under the terms of the Exchange Agreement described in Item 1.01 was completed on February 10, 2011.  As a result of closing of the share exchange transaction, the Company acquired HLL and its wholly-owned subsidiary, Legend Sun, both of which became wholly-owned subsidiaries of the Company.

The terms of the Exchange Agreement were determined through arms length negotiations between the Company and HLL.  Execution of the Exchange Agreement and closing of the share exchange transaction were approved on behalf of the Company by its board of directors, and on behalf of HLL by its board of directors and by all of its shareholders.

Prior to closing under the Exchange Agreement, the Company had a total of 9,608,176 shares of common stock issued and outstanding following the issuance of 5,862,500 shares of Studio II Common Stock to 21 individuals for cash consideration of $5,862.5, or $0.001 per share on November 19, 2010.  The individuals included the Company’s director and/or executive officer with a total of 5,688,000 shares.  As a result of closing under the Exchange Agreement, the Company has a total of 11,899,276 shares of its common stock issued and outstanding, of which 9,608,176 shares, or approximately 80.75%, are owned by previously existing shareholders of the Company, with the balance of 2,291,100 shares, or approximately 19.25%, are owned by persons who were previously shareholder of HLL.

The Company acquired a 100% interest in HLL on February 10, 2011 and acquired control of and consolidates HLL as of February 10, 2011 in accordance with ASC 810.  The pro-forma statements of operations set forth below for the nine months ended December 31, 2010 and for the year ended March 31, 2010 incorporate information from the consolidated financial statements of HLL for the nine months ended December 31, 2010 and from its audited consolidated financial statements for the period from December 11, 2009 (Inception) through March 31, 2010, as well as from the unaudited financial statements of Studio II.

In conjunction with the Acquisition, the Company issued 2,291,100 shares of its Common Stock to  Mr. Gu Yao, the sole stockholder of HLL as consideration (i) to acquire all of the issued and outstanding shares of HLL valued at $34,450 or approximately $0.015 per share.  The following unaudited pro-forma consolidated financial statements have been prepared to reflect the above-mentioned transactions.

The pro-forma balance sheet assumes the Acquisition and share exchange (together the “Transactions”) took place on December 31, 2010.  The pro-forma statements of operations assume the Transactions took place on the first day of each of the periods presented.

We are providing this information to aid you in your analysis of the financial aspects of the Transactions. The unaudited pro-forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Transactions taken place on the dates noted, or the future financial position or operating results of the combined company.

The unaudited pro-forma combined financial information is not necessarily indicative of the operation results that would have actually been achieved if the Transactions had been consummated as of the beginning of the period indicated, nor is it necessarily indicative of the future operating results of the combined business.

UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS ADJUSTMENTS

The following adjustments are used to derive the pro-forma financial statements presented below:

(1)

To record the issuance of 2,291,100 shares of Studio II Common Stock to HLL stockholders upon consummation of the Acquisition valued at $34,450, and to eliminate HLL’s equity in connection with the Acquisition;

(2)

To record the elimination of stockholder’s loan owed by HLL  to Studio II and contribution of capital by stockholder upon consummation of the Acquisition;

(3)

To eliminate the deficit and preexisting goodwill, and establish purchase price allocation of HLL in connection with the Acquisition.

Total purchase price	$ 34,450
Fair value of net assets acquired	(102,562)

Elimination of pre-existing goodwill	118,758
Residual goodwill	$ 50,646

STUDIO II BRANDS, INC.
UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2010

		Consolidated	Pro-forma adjustment			Pro-forma
	Studio II	Hippo Lace	(1)	(2)	(3)	Consolidated

ASSETS
CURRENTS ASSETS
Cash	$ 5,863	$ 25,369				$ 31,232
Due from related party	-	12,985				12,985
Accounts receivable	-	10,273				10,273
Other receivable	-	5,895				5,895
Inventories	-	2,031				2,031
Total current assets	5,863	56,553				62,416

Property and equipment	-	111,564				111,564
Security deposits	-	41,216				41,216
Goodwill	-	118,758			(68,112)	50,646
Stockholder’s loan			184,226	(184,226)		-
Investment in a subsidiary	-	-	34,450	(18,086)	(16,364)	-

TOTAL ASSETS	$ 5,863	$ 328,091				$ 265,842

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ -	$ 28,383				$ 28,383
Income tax payable	-	6,233				6,233
Stockholder’s loan	-	184,226		(184,226)		-
Due to related party	-	6,687				6,687
Other payable	4,676	-				4,676
Payable to Stockholder	127,012	-				127,012
TOTAL CURRENT LIABILITIES	131,688	225,529		(184,226)		172,991

TOTAL LIABILITIES	131,688	225,529		(184,226)		172,991

STOCKHOLDERS' EQUITY
Common stock, 100,000,000 shares authorized; Par value $0.001; 11,899,276 share issued and outstanding

	9,609	1	2,291		(1)	11,900
Additional paid in capital	42,486	86,198	216,385	(18,086)	(68,112)	258,871
Retained earnings	(177,920)	16,363			(16,363)	(177,920)
TOTAL STOCKHOLDERS' EQUITY	(125,825)	102,562				92,851

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
	$ 5,863	$ 328,091				$ 265,842

STUDIO II BRANDS, INC.
UNAUDITED PRO-FORMA CONSOLIDATED
STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED DECEMBER 31, 2010

		Consolidated	Pro-forma adjustment			Pro-forma
	Studio II	Hippo Lace	(1)	(2)	(3)	Consolidated

Revenue	$ -	$ 274,665				$ 274,665

Cost of goods sold (exclusive of depreciation)	-	(83,090)				(83,090)

Gross profit	-	191,575				191,575

Operating expenses	(31,549)	(186,833)				(218,382)

OPERATING (LOSS)/INCOME BEFORE INCOME TAXES
	(31,549)	4,742				(26,807)

OTHER INCOME/(EXPENSES)
Other income	-	3,473				3,473
Other expenses	-	(770)				(770)
TOTAL OTHER INCOME, NET	-	2,703				2,703

(LOSS)/INCOME BEFORE INCOME TAXES	(31,549)	7,445				(24,104)

INCOME TAXES EXPENSES	-	(3,812)				(3,812)

NET (LOSS)/INCOME	$ (31,549)	$ 3,633				$ (27,916)

Earnings/(Loss) Per Common Share Basic and fully diluted	$ (0.007)	$ 3,633				$ (0.002)

WEIGHTED AVERAGE SHARES OUTSTANDING	4,641,040	1				11,899,276

STUDIO II BRANDS, INC.
UNAUDITED PRO-FORMA CONSOLIDATED
STATEMENT OF INCOME AND COMPREHENSIVE LOSS
FOR THE YEAR ENDED MARCH 31, 2010

		Consolidated	Pro-forma adjustment				Pro-forma
	Studio II	Hippo Lace	Legend Sun	(1)	(2)	(3)	Consolidated
	April 1, 2009 to March 31, 2010	December 11, 2009 (Inception) to March 31, 2010	March 30, 2009 (Inception) to February 23, 2010
Revenue	$ -	$ 23,695	$ 109,479				$ 133,174

Cost of goods sold (exclusive of depreciation)	-	(9,008)	(36,478)				(45,486)

Gross profit	-	14,687	73,001				87,688

OPERATING EXPENSES	(38,008)	(51,533)	(136,065)				(225,606)

OPERATING LOSS	(38,008)	(36,846)	(63,064)				(137,918)

OTHER INCOME/(EXPENSES)
Other income	-	51,997	63,086				115,083
Other expenses	-	-	-				-

TOTAL OTHER INCOME, NET	-	51,997	63,086				115,083

(LOSS)/INCOME BEFORE INCOME TAXES	(38,008)	15,151	22				(22,835)

INCOME TAXES EXPENSES	-	(2,421)	-				(2,421)
NET (LOSS)/INCOME	$ (38,008)	$ 12,730	$ 22				$ (25,256)

Net Earnings/(Loss) Per Common Share Basic and fully diluted	$ (0.01)	$ 12,730	-				$ (0.002)

WEIGHTED AVERAGE SHARES
OUTSTANDING	3,745,676	1	83,082				11,899,276